UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2005
SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1500 West University Parkway, Sarasota, Florida		34243

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 9, 2005, the Registrant hosted a conference call on the subject of its financial results for the quarter ended October 1, 2005, and made the call available to the public by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Transcript of conference call held on November 9, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

	By:	/s/ Richard J. Dobbyn
Richard J. Dobbyn
Chief Financial Officer (Principal
Financial and Accounting Officer)

Dated: November 14, 2005
EX-99.1: Transcript of conference call held on November 9, 2005